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                            SUPPLEMENT TO PROSPECTUS
            FOR THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK
                               SEPARATE ACCOUNT A
                                DATED MAY 1, 2003

The supplement to the prospectus dated May 1, 2003 is hereby amended and restated as follows:

FIXED ACCOUNT INVESTMENT OPTIONS
For contracts purchased on and after March 24, 2003: (a) purchase payments may not be allocated to the 1, 3, 5 and 7-year fixed account investment options (collectively, the "Fixed Account Investment Options") and (b) transfers from the variable account investment options to the Fixed Account Investment Options will not be permitted. As a result, the Secure Principal Program(sm) will no longer be available for these contracts.


                         SUPPLEMENT DATED JUNE 16, 2003

NY Venture.Supp 06/2003